UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

Helios High Yield Fund

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Kim G. Redding, President

Helios High Yield Fund

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: June 30, 2013

Date of reporting period: December 31, 2012

Item 1. Reports to Shareholders.

Brookfield Investment Management

2012

SEMI-ANNUAL REPORT

Helios High Yield Fund

IN PROFILE

Brookfield is a global alternative asset manager with approximately $175 billion in assets under management as of December 31, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends over 30 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our registered investment adviser, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management, Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Semi-Annual Report for Helios High Yield Fund (the “Fund”) for the six month period ended December 31, 2012.

Despite ongoing macroeconomic volatility and political uncertainty, global capital markets generally experienced positive results during the second half of 2012. Investor confidence improved markedly in the third quarter of the year, due in large part to meaningful central bank activity around the world. Further momentum was provided by signs of stabilization within the global economy, as the U.S. housing market continued to heal, sovereign debt concerns in Europe began to subside, and evidence of stability emerged in China. With liquidity continuing to flood the market and interest rates remaining near historic lows, risk tolerance levels began to increase once again.

Within this environment, high yield corporate bonds provided impressive returns, as strong corporate credit and liquidity as well as attractive spreads led to continued demand for the asset class. Importantly, despite investor enthusiasm and robust fund flows over the period, credit standards remained conservative and issuers remained disciplined.

Moving forward, we expect demand for higher-yielding investments to continue, particularly as interest rates and inflation remain muted. We maintain our belief that high yield bonds represent an attractive investment option, as robust corporate cash flows, significant capital liquidity and solid credit discipline remain supportive of the market. We acknowledge potential challenges to future performance, from uncertain fiscal policy in the U.S. to low nominal yields and above par pricing in the high yield market. However, yield spreads remain attractive and corporate earnings are generally positive, suggesting high yield bonds continue to be a compelling source of stability and yield.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Fund is well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and schedule of investments as of December 31, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE & STRATEGY

Helios High Yield Fund (the “Fund”) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six months ended December 31, 2012, Helios High Yield Fund (NYSE: HHY) had a total return based on net asset value of 9.91% and a total return based on market price of 5.86%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $10.12 on December 31, 2012, the Fund’s shares had a dividend yield of 8.89%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

Contributors to performance during the six month period included PulteGroup, Associated Materials and Realogy Corp. Both PulteGroup and Associated Materials benefited from a stronger U.S. housing market and investor enthusiasm for building-related securities. Realogy Corp., an operator of real estate brokerage firms, also benefited from stronger housing, but also from a number of capital transactions which placed the company on firmer financial ground.

Detractors of performance included Casella Waste Systems, ArcelorMittal and Dynegy Holdings LLC. Casella Waste Systems is a waste management company which missed earnings expectations due to sluggish waste volumes and economic disruption from “Hurricane Sandy.” ArcelorMittal, a global metals company, is a recent addition to the high yield market from the investment grade market. The bonds were softer on no material news, but their downward move was enough to place them on the detractor list in a generally up market. Dynegy bonds were exchanged during the period and the small price decline was similar enough to place them on the detractor list.

HIGH YIELD MARKET OVERVIEW

Markets entered the second half of 2012 on a cautious note following a significant equity market correction in the second quarter due to fears of slowing economic growth and another round of concerns over the Euro. This represented the third consecutive year in which fear of the summer slowdown in growth negatively impacted markets. That fear quickly passed, however, as worldwide central banks continued injecting liquidity into the system and on the heels of a successful Euro summit in the summer. Positive surprises to U.S. GDP were

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

announced in July as was a positive surprise to Chinese GDP. In early September 2012, the European Central Bank announced bond purchases which relieved pressure on the Euro and fueled further optimism. The primary focus for investors toward the end of the period was the U.S. presidential election in November which brought about uncertainty until Election Day. Additionally, Hurricane Sandy threw investors a curveball by bringing widespread destruction to the greater New York area and represented a new risk to economic growth. At the end of the year, all eyes were on Washington as lawmakers attempted to deal with the so-called “fiscal cliff” in which negotiations concluded at the last possible minute.

In this generally positive environment, both equity markets and the high yield bond market produced attractive total returns. For the six month period ended December 31, 2012, the high yield market was up almost 8% compressing the high yield spread, the fundamental measure of value in fixed income markets, by 106 basis points despite a mild headwind of slightly higher U.S. Treasury bond yields which rose 11 basis points to 1.76%. Fueling these results on a macro level was continued worldwide central-bank easing which flooded the markets with liquidity at a time of very low yields. Excellent credit fundamentals, low defaults and attractive spreads have attracted a portion of that cash into the high yield market which pushed prices higher.

It is very unusual in the fourth year of the credit cycle to have returns of this magnitude, as typically the high yield market is well into its re-risking phase, cash flows are diminishing and interest rates are rising. That is not the case in this cycle however, as companies have not yet begun substantial re-risking, cash flows, (if not earnings), remain robust and growing, and interest rates remain stable. It is interesting to note that despite robust returns, both for the quarter and the year, the relative return of lower quality credit to higher-quality credit is not indicating an overheated market suggesting to Brookfield that investors are not overreaching for yield.

Typically in a bull market, the more volatile rated credits outperform better quality names. We saw that during the period as CCCs outperformed, returning 9.2% in the period, compared to 8.1% for B-rated securities. The modest outperformance of CCCs in the current market environment suggests to Brookfield that investors are maintaining a fair degree of credit discipline despite their enthusiasm for high yield bonds. One of the key indicators that Brookfield uses to gauge the end of the credit cycle is a loosening of credit standards. We are not yet seeing that in the market and consequently believe the current cycle is not yet entering its final phase.

Corporate credit has been sound for the past couple of years, and we saw a small decline in the default rate from 1.8% to 1.1%i at the end of the calendar year. Note that this year’s default rate of 1.1% remains well below the market’s 25-year average default rate of 4.2%.ii No high yield bond issuers defaulted in the months of October or December. The 2012 calendar year represents the third year in which high yield defaults were less than 2%, which is normal for the middle point of the credit cycle. It is not at all unusual, however, for the default rate to pop up in any individual year for idiosyncratic, as opposed to systemic, reasons.

The six-month period saw stabilization in rating agency activity which began deteriorating in the third quarter of 2011. The trailing twelve-month upgrade/downgrade ratio ended the calendar year at 1.2xiii. This means that credit is still modestly improving, although the rate of improvement is slowing, at least as measured by the ratings agencies. Brookfield noted that companies reported generally acceptable cash flows through the third quarter but more and more companies are reporting flat earnings and warning of more difficult times ahead.

For the calendar year, the market saw outperformance in housing, financial services, and wireless communications, which were up 22%, 19%, and 19%, respectively. Lagging industries for the year included food and drug retailing, metals and mining, and utilities, which were up 7.1%, 10.7%, and 11.5% respectively. The outperformers for the year were industries that are recovering following the 2008 recession. Metals companies underperformed due to weak global demand for their products stemming from slowing growth overseas. Forest products and utilities also lagged due to credit difficulties faced by a few companies in those industries.

Supply and demand was positive for the six-month period. Fund flows were a positive $9.5 billion and new issue volume was a robust $197 billion.iv Refinancing of debt continued to be the primary use of proceeds for new

[i]	JP Morgan, High Yield Default Monitor, January 2, 2013 p. 1.

ii	JP Morgan, High Yield Default Monitor, January 2, 2013 p. 2.

iii	JP Morgan, High Yield Default Monitor, January 2, 2013 p. 10.

iv	Credit Suisse “Leveraged Finance Strategy Update” January 2, 2013, p. 2.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

issuers, representing 55% of all volume, slightly lower from the 59% of refinancing seen in 2011. Refinancing of debt has the effect of reducing overall risk to high yield investors by extending debt maturities and reducing “credit hammers” in high yield companies.

OUTLOOK

Earlier this year, we tempered our longer term enthusiasm for the high yield market with the recognition that the strong rally, spread compression, and above-par market levels limited future price appreciation. The market seemed to agree and sold off in May on European concerns, but rebounded strongly in June and thereafter. While normally we would expect the yield spread to be 100 basis points narrower than current levels, we note the unusually depressed level of the benchmark Treasury yields, which may be artificially depressed from Federal Reserve actions. Somewhat tempering our caution, is a recognition of the distinct seasonality in historic high yield returns whereby November through May typically represent seasonally strong periods, while June through October represents seasonally challenging periods. While, of course, markets will pursue their own path, we consider the market to be benefiting from a seasonally strong tailwind.

We have noted in past updates that the high yield market is trading at a substantial premium to par value which we believe limits further upside appreciation. Investors, therefore, should look at current return as the best indicator of possible future total returns and evaluate the attractiveness of the market on that basis, rather than looking at past total return performance. We note that the absolute level of yield in the high yield market is at or near historic lows, but point out that spread to government bond rates remains attractive given the current state of corporate credit, and believe the high yield market continues to represent value at today’s levels.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2012 and subject to change based on subsequent developments.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

December 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.89%

Weighted average coupon	8.05%

Weighted average life	5.00 years

Percentage of leveraged assets	29.94%

Total number of holdings	139

CREDIT QUALITY

A	3%

BBB	2%

BB	21%

B	56%

CCC	15%

Cash	3%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	5%

High Yield Corporate Bonds	91%

Term Loans, Common Stock and Warrants	1%

Short Term Investment	3%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the December 31, 2012 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 6.4%
Automotive – 1.6%
Ford Motor Co. [6]	6.50%	08/01/18	$1,000	$1,157,500
Ford Motor Credit Company LLC [10] (Acquired 10/08/09, Cost $494, 0.00%)	7.00	10/01/13	1	523

Total Automotive (Cost – $936,702)				1,158,023

Basic Industry – 1.9%
Georgia-Pacific LLC [6] (Cost – $1,075,042)	7.38	12/01/25	1,000	1,362,581

Energy – 0.0%
National Oilwell Varco, Inc.[10] (Acquired 03/25/08, Cost $6,954, 0.01%) (Cost – $6,954)	6.13	08/15/15	7	7,070

Telecommunications – 1.5%
CenturyLink, Inc. [6] (Cost – $1,038,070)	7.65	03/15/42	1,000	1,045,110

Services – 1.4%
Legrand France SA 3 (Cost – $1,003,356)	8.50	02/15/25	750	994,780
TOTAL INVESTMENT GRADE CORPORATE BONDS (Cost – $4,060,124)				4,567,564
HIGH YIELD CORPORATE BONDS – 128.7%
Automotive – 7.2%
American Axle & Manufacturing, Inc. [6]	7.88	03/01/17	1,000	1,035,000
Chrysler Group LLC/CG Co-Issuer, Inc. [6]	8.25	06/15/21	1,000	1,100,000
Jaguar Land Rover PLC [1,3,5]	8.13	05/15/21	750	825,000
Motors Liquidation Co. [7,8]	8.38	07/15/33	2,500	250
Pittsburgh Glass Works LLC [1,5]	8.50	04/15/16	1,000	920,000
Tenneco, Inc. [6]	6.88	12/15/20	1,000	1,088,750
Visteon Corp.	6.75	04/15/19	140	149,100

Total Automotive (Cost – $4,800,204)				5,118,100

Banking – 0.0%
Ally Financial, Inc. [10] (Acquired 12/02/08, Cost $7,451, 0.01%) (Cost – $7,451)	6.75	12/01/14	8	8,098

Basic Industry – 24.2%
AK Steel Corp. [6]	7.63	05/15/20	1,005	874,350
Alpha Natural Resources, Inc.	6.25	06/01/21	1,100	1,006,500
ArcelorMittal [3]	6.13	06/01/18	750	760,125
Arch Coal, Inc.	7.25	06/15/21	125	115,312
Arch Coal, Inc. [6]	8.75	08/01/16	1,000	1,040,000
Associated Materials LLC/AMH New Finance, Inc. [6]	9.13	11/01/17	1,000	1,015,000
Cascades, Inc. [3,6]	7.75	12/15/17	1,000	1,057,500
FMG Resources August 2006 Property Ltd. [1,3,5]	6.88	04/01/22	675	690,188
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC	9.00	11/15/20	1,000	912,500
Huntsman International LLC [6]	8.63	03/15/21	1,000	1,142,500

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Ineos Finance PLC [1,3,5]	9.00%	05/15/15	$525	$557,812
Ineos Group Holdings SA 1,3,5	8.50	02/15/16	1,000	995,000
Masonite International Corp. [1,3,5,6]	8.25	04/15/21	1,000	1,070,000
Ply Gem Industries, Inc. [6]	8.25	02/15/18	1,000	1,080,000
Steel Dynamics, Inc.	7.63	03/15/20	500	552,500
Tembec Industries, Inc. [3,6]	11.25	12/15/18	1,000	1,060,000
United States Steel Corp.	7.00	02/01/18	650	693,875
USG Corp. [6]	9.75	01/15/18	1,000	1,132,500
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	700	735,000
Xerium Technologies, Inc.	8.88	06/15/18	790	711,000

Total Basic Industry (Cost – $16,799,179)				17,201,662

Capital Goods – 12.5%
AAR Corp. [1,5]	7.25	01/15/22	375	397,031
Berry Plastics Corp. [6]	9.50	05/15/18	1,000	1,100,000
Coleman Cable, Inc. [6]	9.00	02/15/18	1,010	1,085,750
Consolidated Container Company LLC/Consolidated Container Capital, Inc. [1,5]	10.13	07/15/20	500	535,000
Crown Cork & Seal Company, Inc. [6]	7.38	12/15/26	1,000	1,110,000
Mueller Water Products, Inc.	7.38	06/01/17	625	645,312
Owens-Illinois, Inc. [6]	7.80	05/15/18	1,000	1,152,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [6]	9.00	04/15/19	1,110	1,154,400
Tekni-Plex, Inc. [1,5]	9.75	06/01/19	550	599,500
Terex Corp.	6.00	05/15/21	625	657,813
Terex Corp.	6.50	04/01/20	375	397,500

Total Capital Goods (Cost – $8,104,406)				8,834,806

Consumer Cyclical – 8.1%
DineEquity, Inc. [6]	9.50	10/30/18	1,000	1,136,250
Levi Strauss & Co. [6]	7.63	05/15/20	1,000	1,090,000
Limited Brands, Inc. [6]	7.60	07/15/37	1,000	1,047,500
Phillips-Van Heusen Corp. [6]	7.38	05/15/20	1,000	1,121,250
Quiksilver, Inc. [10] (Acquired 07/22/09, Cost $7,450, 0.01%)	6.88	04/15/15	8	7,369
Michaels Stores, Inc.	7.75	11/01/18	300	329,250
Rite Aid Corp. [6]	9.75	06/12/16	425	460,063
Sealy Mattress Co. [10] (Acquired 07/22/09, Cost $497, 0.00%)	8.25	06/15/14	1	501
YCC Holdings LLC/Yankee Finance, Inc. [9]	10.25	02/15/16	500	516,300

Total Consumer Cyclical (Cost – $5,334,497)				5,708,483

Consumer Non-Cyclical – 4.0%
B&G Foods, Inc.	7.63	01/15/18	709	762,175
C&S Group Enterprises LLC [1,5]	8.38	05/01/17	950	1,004,625
Easton-Bell Sports, Inc. [6]	9.75	12/01/16	1,000	1,075,100
Smithfield Foods, Inc. [10] (Acquired 09/16/10, Cost $500, 0.00%)	7.75	05/15/13	1	511

Total Consumer Non-Cyclical (Cost – $2,710,833)				2,842,411

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Energy – 16.7%
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [6]	8.63%	10/15/20	$1,000	$1,090,000
Calfrac Holdings L.P. [1,5,6]	7.50	12/01/20	1,000	990,000
Crosstex Energy L.P./Crosstex Energy Finance Corp. [6]	8.88	02/15/18	1,000	1,080,000
Encore Acquisition Co. [7,10] (Acquired 02/19/10, Cost $497, 0.00%)	6.00	07/15/15	1	505
EV Energy Partners L.P./EV Energy Finance Corp.	8.00	04/15/19	600	636,750
Frac Tech Services LLC/Frac Tech Finance, Inc. [1,5,6]	8.13	11/15/18	727	750,627
GMX Resources, Inc. [6,9]	11.00	12/01/17	388	387,375
Hercules Offshore, Inc. [1,5,6]	10.50	10/15/17	425	457,937
Hilcorp Energy ILP/Hilcorp Finance Co. [1,5]	8.00	02/15/20	850	930,750
Key Energy Services, Inc.	6.75	03/01/21	525	525,000
Linn Energy LLC/Linn Energy Finance Corp.	7.75	02/01/21	250	266,250
Linn Energy LLC/Linn Energy Finance Corp. [6]	8.63	04/15/20	1,000	1,090,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [6]	8.88	03/15/18	1,000	1,027,500
Petroleum Geo-Services ASA [1,3,5]	7.38	12/15/18	200	216,000
Precision Drilling Corp. [3]	6.63	11/15/20	375	403,125
Trinidad Drilling Ltd. [1,3,5,6]	7.88	01/15/19	620	658,750
Venoco, Inc. [6]	8.88	02/15/19	1,000	937,500
W&T Offshore, Inc.	8.50	06/15/19	365	392,375

Total Energy (Cost – $11,587,820)				11,840,444

Healthcare – 11.2%
CHS/Community Health Systems, Inc.	7.13	07/15/20	525	560,437
DJO Finance LLC/DJO Finance Corp. [1,5]	9.88	04/15/18	500	516,250
Kindred Healthcare, Inc.	8.25	06/01/19	500	486,250
HCA, Inc. [6]	8.00	10/01/18	1,000	1,157,500
Health Management Associates, Inc.	6.13	04/15/16	500	540,000
Health Management Associates, Inc.	7.38	01/15/20	500	540,000
inVentiv Health, Inc. [1,5]	9.00	01/15/18	600	606,000
inVentiv Health, Inc. [1,5]	10.25	08/15/18	390	336,375
Pharmaceutical Product Development, Inc. [1,5,6]	9.50	12/01/19	925	1,049,875
Polymer Group, Inc. [6]	7.75	02/01/19	1,000	1,072,500
Service Corporation International [6]	6.75	04/01/16	975	1,092,000

Total Healthcare (Cost – $7,500,329)				7,957,187

Media – 8.7%
American Reprographics Co. [6]	10.50	12/15/16	1,000	982,500
Cablevision Systems Corp. [6]	8.63	09/15/17	1,000	1,166,250
CCO Holdings LLC/CCO Holdings Capital Corp.	7.25	10/30/17	250	272,500
CCO Holdings LLC/CCO Holdings Capital Corp.	8.13	04/30/20	835	935,200
Cenveo Corp.	8.88	02/01/18	450	427,500
Clear Channel Communications, Inc. [6]	9.00	03/01/21	1,000	892,500
Liberty Interactive LLC [10] (Acquired 05/03/10, Cost $497, 0.00%)	5.70	05/15/13	1	507
Mediacom LLC/Mediacom Capital Corp. [6]	9.13	08/15/19	1,025	1,135,188
National CineMedia LLC	6.00	04/15/22	350	371,000

Total Media (Cost – $6,041,270)				6,183,145

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Real Estate – 1.5%
Realogy Corp. [1,5,6] (Cost – $913,471)	7.88%	02/15/19	$1,000	$1,090,000

Services – 21.4%
AMC Entertainment, Inc. [6]	8.75	06/01/19	1,000	1,107,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [6]	8.25	01/15/19	1,000	1,105,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	9.75	03/15/20	250	288,750
Beazer Homes USA , Inc. [6]	9.13	06/15/18	425	443,062
Boyd Gaming Corp. [1,5,6]	9.00	07/01/20	1,000	985,000
Caesars Entertainment Operating Company, Inc.	8.50	02/15/20	250	248,125
Caesars Entertainment Operating Company, Inc. [6]	11.25	06/01/17	1,000	1,071,250
Casella Waste Systems, Inc. [1,5,6]	7.75	02/15/19	1,275	1,211,250
CityCenter Holdings LLC/CityCenter Finance Corp. [6]	7.63	01/15/16	1,000	1,070,000
Iron Mountain, Inc. [6]	8.38	08/15/21	1,000	1,110,000
MGM Resorts International [10] (Acquired 10/07/10, Cost $478, 0.00%)	5.88	02/27/14	1	520
MGM Resorts International [6]	7.63	01/15/17	1,000	1,070,000
MGM Resorts International [1,5]	8.63	02/01/19	275	306,625
Mohegan Tribal Gaming Authority [10] (Acquired 10/27/09, Cost $500, 0.00%)	7.13	08/15/14	1	415
MTR Gaming Group, Inc.	11.50	08/01/19	753	798,522
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,5,6]	8.88	04/15/17	1,000	1,052,500
PulteGroup, Inc. [6]	6.38	05/15/33	1,000	997,500
Standard Pacific Corp. [6]	8.38	05/15/18	1,000	1,160,000
UR Merger Sub Corp.	8.25	02/01/21	325	366,437
UR Merger Sub Corp. [6]	10.25	11/15/19	675	783,000

Total Services (Cost – $14,114,311)				15,175,456

Technology & Electronics – 3.0%
First Data Corp. [1,5,6]	8.25	01/15/21	1,000	1,000,000
First Data Corp.	9.88	09/24/15	101	103,020
Freescale Semiconductor, Inc. [6]	8.05	02/01/20	1,000	995,000

Total Technology & Electronics (Cost $2,080,747)				2,098,020

Telecommunications – 7.5%
Cincinnati Bell, Inc. [6]	8.25	10/15/17	325	350,188
Cincinnati Bell, Inc.	8.75	03/15/18	925	955,063
Frontier Communications Corp. [10] (Acquired 09/24/09, Cost $497, 0.00%)	6.25	01/15/13	1	501
Frontier Communications Corp. [6]	7.13	03/15/19	1,250	1,359,375
Level 3 Communications, Inc. [1,5,6]	8.88	06/01/19	1,000	1,065,000
PAETEC Holding Corp.	9.88	12/01/18	500	572,500
Windstream Corp. [6]	7.00	03/15/19	1,000	1,022,500

Total Telecommunications (Cost – $4,925,268)				5,325,127

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Utility – 2.7%
Calpine Corp. [1,5,6]	7.25%	10/15/17	$900	$958,500
Dynegy Holdings LLC [7,8,10] (Acquired 04/11/11, Cost $0, 0.00%)	8.38	05/01/16	8	75
Edison Mission Energy [8,10] (Acquired 12/06/11, Cost $7,485, 0.01%)	7.50	06/15/13	8	3,956
NRG Energy, Inc.	8.50	06/15/19	850	935,000

Total Utility (Cost – $1,754,048)				1,897,531
Total HIGH YIELD CORPORATE BONDS (Cost – $86,673,834)				91,280,470
TERM LOANS – 0.4%
Texas Competitive Electric Holdings Company LLC [2,5]	4.71	10/10/17	284	188,639
Texas Competitive Electric Holdings Company LLC [2,5]	4.81	10/10/17	86	57,060
Texas Competitive Electric Holdings Company LLC [2,5]	4.81	10/10/17	59	39,479
Total TERM LOANS (Cost – $379,287)				285,178

			Shares	Value (Note 2)
COMMON STOCKS – 0.0%
Media – 0.0%
Dex One Corp. [4] (Cost – $19,638)			65	103

Utility – 0.0%
Dynegy, Inc. [4] (Cost – $7,450)			185	3,539
Total COMMON STOCKS (Cost – $27,088)				3,642
WARRANTS – 0.4%
Automotive – 0.4%
General Motors Co. [4]
Expiration: July 2016
Exercise Price: $10.00			9,239	180,161
General Motors Co. [4]
Expiration: July 2019
Exercise Price: $18.33			9,239	115,395

Total Automotive (Cost – $480,581)
Total WARRANTS (Cost – $480,581)				295,556

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Schedule of Investments (Unaudited)

December 31, 2012

	Interest Rate	Shares	Value (Note 2)
SHORT TERM INVESTMENT – 4.6%
STIT Liquid Assets Portfolio, Institutional Class [2] (Cost – $3,233,075)	0.17%	3,233,075	$3,233,075
Total Investments – 140.5% (Cost – $94,853,989)			99,665,485
Liabilities in Excess of Other Assets – (40.5)%			(28,710,036)

TOTAL NET ASSETS – 100.0%			$70,955,449

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the total value of all such investments was $21,775,595 or 30.69% of net assets.
2	—	Variable Rate Security — Interest rate shown is the rate in effect as of December 31, 2012.
3	—	Foreign security or a U.S. security of a foreign company.
4	—	Non-income producing security.
5	—	Private Placement.
6	—	Portion or entire principal amount pledged as collateral for credit facility.
7	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Trustees. As of December 31, 2012, the total value of all such securities was $830 or less than 0.00% of net assets.
8	—	Issuer is currently in default on its regularly scheduled interest payment.
9	—	Payment in kind security.
10	—	Restricted Illiquid Securities — Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of December 31, 2012, the total value of all such securities was $30,551 or 0.04% of net assets.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities (Unaudited)

December 31, 2012

Assets:
Investments in securities, at value (Note 2)	$96,432,410
Investment in short term securities, at value	3,233,075

Total investments, at value	99,665,485
Interest receivable	1,868,028
Prepaid expenses	17,980

Total assets	101,551,493

Liabilities:
Payable to custodian	58,167
Payable for credit facility (Note 7)	30,400,000
Payable for credit facility interest (Note 7)	3,930
Investment advisory fee payable (Note 4)	60,176
Shareholder servicing fee payable (Note 4)	1,719
Accrued expenses	72,052

Total liabilities	30,596,044

Net Assets	$70,955,449

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, unlimited shares authorized) (Note 8)	$6,847
Additional paid-in capital (Note 8)	75,785,245
Undistributed net investment income	150,731
Accumulated net realized loss on investment transactions	(9,798,870)
Net unrealized appreciation on investments	4,811,496

Net assets applicable to capital stock outstanding	$70,955,449

Total investments at cost	$94,853,989

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,846,810
Net asset value per share	$10.36

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Operations (Unaudited)

For the Six Months Ended December 31, 2012

Investment Income (Note 2):
Interest	$3,890,884

Expenses:
Investment advisory fees (Note 4)	352,993
Shareholder service fees (Note 4)	50,427
Fund accounting servicing fees (Note 5)	47,588
Legal fees	28,382
Trustees’ fees	21,677
Reports to shareholders	19,156
Audit and tax services	18,904
Insurance	13,694
Registration fees	11,973
Transfer agent fees (Note 5)	9,075
Custodian fees (Note 5)	5,192
Miscellaneous	4,939

Total operating expenses	584,000
Interest expense on credit facility (Note 7)	195,585

Total expenses	779,585
Less expenses waived by the investment advisor (Note 4)	(40,342)

Net expenses	739,243

Net investment income	3,151,641

Net Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investment transactions	603,190
Net change in unrealized appreciation on investments	2,835,335

Net realized and unrealized gain on investments	3,438,525

Net increase in net assets resulting from operations	$6,590,166

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2012 (Unaudited)	For the Fiscal Year Ended June 30, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,151,641	$6,231,779
Net realized gain (loss) on investment transactions	603,190	(203,200)
Net change in unrealized appreciation (depreciation) on investments	2,835,335	(15,838)

Net increase in net assets resulting from operations	6,590,166	6,012,741

Distributions to Shareholders (Note 2):
Net investment income	(3,149,004)	(6,431,445)

Capital Stock Transactions (Note 8):
Reinvestment of distributions	23,339	38,948

Total increase (decrease) in net assets	3,464,501	(379,756)

Net Assets:
Beginning of period	67,490,948	67,870,704

End of period	$70,955,449	$67,490,948

(including undistributed net investment income of)	$150,731	$148,094

Share Transactions:
Reinvested shares	2,290	4,059

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Statement of Cash Flows

For the Six Months Ended December 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$6,590,166
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(12,192,068)
Proceeds from disposition of long-term portfolio investments	12,235,366
Sales of short-term portfolio investments, net	469,055
Increase in interest receivable	(44,452)
Decrease in receivable for investments sold	723,310
Increase in prepaid expenses	(1,054)
Increase in payable for credit facility interest	456
Decrease in payable for investments purchased	(1,217,509)
Increase in investment advisory fee payable	4,714
Increase in shareholder servicing fee payable	1,719
Decrease in accrued expenses	(14,313)
Net amortization on investments	(53,120)
Unrealized appreciation on investments	(2,835,335)
Net realized gain on investment transactions	(603,190)

Net cash provided by operating activities	3,063,745

Cash flows used for financing activities:
Distributions paid to shareholders, net of reinvestments	(3,125,665)

Net cash used for financing activities	(3,125,665)

Net decrease in cash	(61,920)
Cash at the beginning of period	3,753

Cash at the end of period	$(58,167)

Supplemental Disclosure of Cash Flow Information:

Interest payments for the period ended December 31, 2012, totaled $195,129.

Non-cash financing activities included reinvestment of distributions of $23,339.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Six Months Ended December 31, 2012 (Unaudited)	For the Fiscal Year Ended June 30,
		2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of period	$9.86	$9.92	$9.25	$8.34	$9.78	$10.94

Net investment income [1]	0.46	0.91	0.93	0.67	0.67	0.78
Net realized and unrealized gain (loss) on investment transactions	0.50	(0.03)	0.69	0.80	(1.44)	(1.15)

Net increase (decrease) in net asset value resulting from operations	0.96	0.88	1.62	1.47	(0.77)	(0.37)

Dividends from net investment income	(0.46)	(0.94)	(0.95)	(0.56)	(0.65)	(0.79)
Return of capital distributions	—	—	—	—	(0.02)	—

Total dividends and distributions paid	(0.46)	(0.94)	(0.95)	(0.56)	(0.67)	(0.79)

Net asset value, end of period	$10.36	$9.86	$9.92	$9.25	$8.34	$9.78

Market price, end of period	$10.12	$10.00	$9.90	$8.45	$7.01	$8.49

Total Investment Return†	5.86%[4]	11.37%	29.77%	29.31%	(8.56)%	(6.25)%

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$70,955	$67,491	$67,871	$63,263	$57,050	$66,895
Operating expenses	1.66%[5]	1.71%	1.65%	1.72%	2.08%	1.78%
Interest expense [3]	0.56%[5]	0.62%	0.42%	0.11%	0.30%	1.47%
Total expenses [2]	2.22%[5]	2.33%	2.07%	1.83%	2.38%	3.25%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.55%[5]	1.59%	1.53%	1.63%	1.77%	1.54%
Net investment income	8.98%[5]	9.45%	9.36%	7.33%	8.23%	7.54%
Net investment income, excluding the effect of fee waivers and reimbursement [3]	8.87%[5]	9.33%	9.25%	7.24%	7.92%	7.30%
Portfolio turnover rate	13%[4]	24%	46%	67%	20%	33%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

[2]	The Fund’s Adviser and Former Adviser contractually agreed to waive their respective fees as discussed in Note 4 of the Notes to the Financial Statements.

[3]

Certain re-classifications have been made to the financial highlights for the fiscal years ended June 30, 2008 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the fiscal years ended June 30, 2010, June 30, 2011 and June 30, 2012 and for the six months ended December 31, 2012.

[4]	Not Annualized.

[5]	Annualized.

See Notes to Financial Statements.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

1. Organization

Helios High Yield Fund (the “Fund”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security or a broker dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Fund’s portfolio. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Significant increases or decreases in any of these factors in isolation may result in higher or lower fair value measurement.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Warrants	Short Term Investment	Total
Level 1 — Quoted Prices	$—	$—	$—	$3,642	$295,556	$3,233,075	$3,532,273
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	4,567,564	91,279,640	—	—	—	—	95,847,204
Level 3 — Significant Unobservable Inputs	—	830	285,178	—	—	—	286,008

Total	$4,567,564	$91,280,470	$285,178	$3,642	$295,556	$3,233,075	$99,665,485

The following table provides quantitative information about the Fund’s Level 3 values, as well as it inputs, as of December 31, 2012. The table is not all-inclusive, but provides information on the significant level 3 inputs. The range below is the range of prices denoted as a percentage of par.

	Quantitative Information about Level 3 Fair Value Measurements

Assets	Fair Value as of December 31, 2012	Valuation Methodology	Significant Unobservable Input	Range
High Yield Corporate Bonds	$830	Unadjusted quoted market prices	NBIB(1)	0.01(2) - 101.00
Term Loans	285,178	Unadjusted quoted market prices	NBIB(1)	66.43

Total Fair Value for Level 3 Investments	$286,008

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations for high yield corporate debt. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

(2)	The Fund holds two securities that are priced at $0.01 causing the range shown above to be large.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Structured Notes	Term Loans	Total
Balance at June 30, 2012	$25,257,386	$14,734	$256,299	$25,528,419
Accrued Discounts (Premiums)	18,627	—	3,535	22,162
Realized Gain/(Loss)	21,323	—	—	21,323
Change in Unrealized Appreciation	740,542	165	25,344	766,051
Purchases at Cost	3,191,812	—	127,720	3,319,532
Sales Proceeds	(3,367,150)	(14,899)	(127,720)	(3,509,769)
Transfers out of Level 3	(25,861,710)	—	—	(25,861,710	)(a)

Balance at December 31, 2012	$830	$—	$285,178	$286,008

Change in unrealized gains or losses relating to assets still held at the reporting date	$75	$—	$25,344	$25,419

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

For the six months ended December 31, 2012, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2012, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2012, open taxable years consisted of the taxable years ended June 30, 2009 through June 30, 2012. No examination of any of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” or “Payable to Custodian” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

The Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s trustees and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement also provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For the six months ended December 31, 2012, the Adviser earned $352,993 in investment advisory fees under the Advisory Agreement.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). For the six months ended December 31, 2012, the Advisor earned $50,427 in shareholder servicing fees of which $40,342 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Adviser.

5. Service Agreements

In addition to the services provided by the Adviser, which are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the six months ended December 31, 2012, USBFS earned $47,588 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the six months ended December 31, 2012, USB earned $5,192 in custody fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the six months ended December 31, 2012, the Transfer Agent earned $9,075 in transfer agent fees.

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the six months ended December 31, 2012, were $12,192,068 and $12,235,366, respectively. For the six months ended December 31, 2012, there were no transactions in U.S. Government securities.

7. Borrowings

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.

For the six months ended December 31, 2012, the average interest rate paid under the line of credit was 1.14% of the total line of credit amount available for the Fund.

Total line of credit amount available	$34,000,000
Line of credit outstanding at December 31, 2012	30,400,000
Line of credit amount unused at December 31, 2012	3,600,000
Average balance outstanding during the period	30,400,000
Interest expense incurred on line of credit during the period	195,585

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time and on such terms

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

as the Trustees may deem best, subject to the provisions of the 1940 Act. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan. For the six months ended December 31, 2012, the Fund issued 2,290 shares for the reinvestment of distributions.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of the distributions for the six months ended December 31, 2012 is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

During the fiscal year ended June 30, 2012, the tax character of the $6,431,445 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

At June 30, 2012, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$148,094
Capital loss carryforward[1,2]	(10,401,435)
Unrealized appreciation	1,975,536

$(8,277,805)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

[2]	Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

As of June 30, 2012, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2016	$475,628
2017	6,504,936
2018	3,217,671

The Fund also has a capital loss carryforward of $203,200 that will not expire.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2012 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$94,853,989	$5,949,742	$(1,138,246)	$4,811,496

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and timing of distributions. Permanent book and tax differences, if any,

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In December 2011, the FASB issued guidance that enhances current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods, within those fiscal years. Management has not determined the impact of this guidance on the Fund’s financial statement disclosures.

12. Exclusion for Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Fund will limit its transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use commodity futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund’s performance.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements (Unaudited)

December 31, 2012

Dividends: The Fund’s Boards of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.0750	01/17/13	01/31/13
$0.0750	02/14/13	02/28/13

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Compliance Certification (Unaudited)

December 31, 2012

On November 15, 2012, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Proxy Results (Unaudited)

December 31, 2012

During the six month period ended December 31, 2012, the shareholders of the Helios High Yield Fund voted on the following proposals at a shareholder meeting on November 15, 2012. The description of the proposal and number of shares voted are as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Trustees Stuart A. McFarland	4,834,851	123,397	—

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholders Services, Inc. (the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2012 Semi-Annual Report

HELIOS HIGH YIELD FUND

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Trustees of the Fund

Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Trustee
Diana H. Hamilton	Trustee

Officers of the Fund
Kim G. Redding	President
Dana E. Erikson	Vice President
Richard M. Cryan	Vice President
Mark Shipley	Vice President
Steven M. Pires	Treasurer
Jonathan C. Tyras	Secretary
Seth Gelman	Chief Compliance Officer
Lily Wicker	Assistant Secretary

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

              Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report to Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable .

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/s/ Kim G. Redding
Kim G. Redding Principal Executive Officer

Date: March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding Principal Executive Officer

Date: March 7, 2013

By:	/s/ Steven M. Pires
Steven M. Pires Treasurer and Principal Financial Officer

Date: March 7, 2013